Fiscal 2012 Unaudited Third-Quarter Results February 9, 2012 Exhibit 99.2 Agilysys, Inc. (Nasdaq: AGYS)

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Forward-looking statements & non-GAAP financial
information
Forward-Looking Language
This Quarterly Report contains certain management expectations, which may constitute forward-looking information within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934, and the Private Securities Reform Act of
1995. Forward-looking information speaks only as to the date of this Quarterly Report and may be identified by use of words such as “may,” “will,”
“believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,” “targets,” “forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, expected benefits and outcomes from our recent
ERP implementation, business strategies, future financial results, unanticipated downturns to our relationships with customers and macroeconomic demand for IT products and services, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, consequences related to the concentrated ownership of our outstanding shares by MAK Capital, unanticipated deterioration in economic and financial conditions in the United States and around the world, consequences associated with the sale of the
Company’s TSG business, and uncertainties regarding restructuring actions and/or the relocation of the Company’s corporate headquarters. The
Company does not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.
Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in “Risk Factors,” which is included in Part I, Item 1A of the Company’s Annual Report for the fiscal year ended March 31, 2011.
Use of Non-GAAP Financial Information
To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used.
Management believes that such information can enhance investors' understanding of the Company's ongoing operations. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.

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Q3 Year-over-Year Commentary
Statement of Operations ($Mil., except per share)
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• Consolidated revenue decreased 12.6%
• Higher quality revenue mix shift
• Increased SAAS sales
• Large prior year hardware sales which did not
repeat in the current quarter
• Gross margins expanded 620 basis points
due to improved mix of higher quality revenue
• SG&A, excluding depreciation, amortization
and charges, decreased $2M
• Adjusted EBITDA, excluding certain charges,
improved to breakeven, compared with a loss
of $3.1 million
• Income from discontinued operations
represents results from divested TSG
business unit
Q3 review: consolidated results
2011 2010%
Net sales $51.6 $59.0 (12.6%)
Cost of goods sold $31.7 $39.9 (20.6%)
Gross profit $19.9 $19.1 4.1%
38.6% 32.4%
SG&A (excl. depr. & amort.) $20.4 $22.4 (8.9%)
Depreciation & amortization $3.3 $2.0 65.0%
Restructuring charges $3.2 $0.0 nm
Operating loss ($7.0) ($5.3)
Other expense/(income), net $0.0 ($0.3)
Interest expense, net $0.1 $0.3
Loss from cont ops before income
taxes ($7.1) ($5.2)
Income tax (benefit) ($1.4) ($2.9)
Loss from cont. ops. ($5.8) ($2.3)
(Loss) income from disc. ops., net of
taxes ($0.7) $4.3
Net (loss) income ($6.5) $2.0
Basic and diluted loss per share:
Net (loss) from continuing ops ($0.26) ($0.10)
Net (loss) income from disc. ops. ($0.03) $0.19
Net income (loss) ($0.29) $0.09
Adjusted EBITDA $0.0 ($3.1)
0.0% (5.2%)
Dec 31
Three Months Ended

2011 2010%
Net sales $21.7 $24.7
(12.1%)
Cost of goods sold $7.7 $11.3 (31.7%)
Gross profit $14.0 $13.3 4.6%
64.4% 54.1%
SG&A (excl. depr. & amort.) $11.5 $10.7
7.5%
Depreciation & amortization $0.7 $0.6
16.7%
Restructuring charges $0.0 $0.0
nm
Operating income $1.7 $2.0
Depreciation & amortization
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$1.2 $1.1
Adjusted EBITDA $2.9 $3.0
(1) $0.5M and $0.5M of developed technology amortization included in COGS for Q3FY12 and Q3FY11, respectively
Three Months Ended
Dec 31
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• Net sales decreased 12%, due to lower
product volumes related to sales efforts
shifting focus towards higher quality recurring
revenues
• Gross margin increased sharply due to a
higher proportion of services and software
revenues and improved labor efficiencies
• SG&A, excluding depreciation &
amortization, increased reflecting less
capitalized labor and
• Adjusted EBITDA was flat with last year’s
third quarter
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HSG Segment Profit ($Mil.) Q3 Year-over-Year Commentary
Q3 review: Hospitality (“HSG”)

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• Revenue decreased 13%, primarily due two
significant deals that occurred in fiscal year
2011 that were not replaced in fiscal year
2012
• Gross margin increased more than 300 basis
points as a result of a change in our product
mix and labor efficiencies within our service
offerings
• Operating income grew 30% on higher gross
margins and cost-cutting
• Adjusted EBITDA increased due to higher
gross margins and improved operating
income
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2011 2010%
Net sales $29.9 $34.3 (12.9%)
Cost of goods sold $23.9 $28.5 (16.2%)
Gross profit $6.0 $5.8 3.1%
20.0% 16.9%
SG&A (excl. depr. & amort.) $4.4 $4.6 (4.3%)
Depreciation & amortization $0.2 $0.1 100.0%
Restructuring charges $0.0 $0.0
Operating income $1.3 $1.0
Depreciation & amortization $0.2 $0.1
Adjusted EBITDA $1.5 $1.1
RSG Segment Profit ($Mil.) Q3 Year-over-Year Commentary
Q3 review: Retail (“RSG”)

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• SG&A, excluding depreciation &
amortization, decreased $2.2 million due to
expenditures from fiscal year 2011
associated with our Oracle ERP
implementation not repeating in fiscal year
2012 and an acceleration in the decrease in
our Solon, Ohio staff prior to the hiring of
replacements in Alpharetta, Georgia
• We have accelerated depreciation  related to
our property and equipment located in Solon,
Ohio which we will be vacating at the end of
Q4
• Significant progress made transitioning
corporate offices to Alpharetta
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Corporate cost savings to be realized beginning in Q1 fiscal year 2013 after completion of Transition Services for TSG and relocation of corporate headquarters to Atlanta
Corporate ($Mil.)
Q3 Year-over-Year Commentary
Q3 review: Corporate/other
2011 2010 $
SG&A (excl. depr. & amort.) $4.2 $6.4 ($2.2)
Depreciation & amortization $2.4 $1.3 $1.1
Restructuring charge $3.2 $0.0 $3.2
Operating loss ($10.1) ($8.3) ($1.8)
Depreciation & amortization $2.4 $1.3 $1.1
Adjusted EBITDA ($7.7) ($7.0) ($0.7)
Adjusted EBITDA ($4.5) ($7.0) $2.5
Three Months Ended
Dec 31

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Cash and liquid investments on hand as of 12/31/11 totaled $84.1M
Adjusted Cash Flow from Operations (excluding one-time items) was approximately $3.7M
Key Operating Cash Flow Metrics (Q3 2012 versus Q2 2012)
• Days sales outstanding increased from 51 days to 55 days
• Days payables outstanding increased from 59 days to 71 days
• Inventory turns improved from 2.1x to 2.6x
• Deferred revenue declined $3.7 million sequentially largely due to recognition of annual software maintenance
Share Repurchase
• Repurchased approximately 700K shares in Q3 at an average price of $8.20 per share
• Entire 1.6 million-share repurchase program executed in fiscal 2012 consumed $13.2 million, with a weighted average price of $8.23 per share
FY12 Q3 review: summary cash flow performance
Cash and liquid investments on hand as of 12/31/11 was $84M — $6.0M used in connection with the stock repurchase program, $2.4M used to pay deal costs associated with the disposition of our Technology Services Group, and $2.1M used in lease termination payment associated with our Solon Office.

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• Prior period adjustments associated with fiscal
years prior to 2012, negatively impacted
current fiscal year results by reducing revenue
by $1.0 million and gross profit by $1.1 million
• Adjusted revenue grew approximately 1.4%
year over year
• Gross margins improved to approximately
38.1%
• Adjusted EBITDA, excluding charges and one-
time items was a loss of $2.7 million compared
to a loss of $8.8 million in the previous year
• Restructuring charges of $8.0 million primarily
relate to costs associated with relocating
headquarters to Atlanta and other cost-saving
initiatives
• Other income in prior year includes gain on
company-owned life insurance policy
• Income tax benefit in current year reflects
realized tax benefit from sale of TSG
• Net loss per share narrowed to $0.26,
compared with $0.46 in the prior year
Statement of Operations ($Mil., except per-share)
FTD Year-over-Year Commentary
2011 2010%
Net sales $156.9 $155.7
0.7%
Cost of goods sold $97.8 $99.9
(2.0%)
Gross profit $59.0 $55.9 5.7%
37.6% 35.9%
SG&A (excl. depr. & amort.) $63.6 $65.4
(2.8%)
Depreciation & amortization $8.6 $6.5
32.3%
Asset impairment charge $0.0 $0.1
(100.0%)
Restructuring charges $8.0 $0.4
1859.1%
Operating loss ($21.2) ($16.5)
Other expense/(income), net $0.3 ($2.3)
Interest expense, net $0.9 $0.8
Loss before income taxes ($22.4) ($15.0)
Income tax (benefit)/expense ($6.2) $0.5
Loss from cont. ops. ($16.2) ($15.5)
Income from disc. ops., net of taxes $10.4 $5.0
Net income/(loss) ($5.8) ($10.5)
Basic and diluted loss per share:
Net (loss) from continuing operations ($0.72) ($0.68)
Net income from discontinued operations $0.46 $0.22
Net (loss) income ($0.26) ($0.46)
Adjusted EBITDA ($2.7) ($8.8)
(1.7%) (5.6%)
Nine Months Ended
Dec 31
FY12 fiscal-to-date (FTD) review: consolidated
results

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Deliver profitable growth, generating strong investment returns for shareholders
Business Emphasis Investor Returns
• Serve large end markets that use
technology as a value differentiator
• Improve guest experience in hospitality
and retail through best-in-class products
and services
• Maintain solution leadership through
market-focused product development
• Deploy shareholder capital in pursuit of
highest value added activities
• Exceed market rate growth with highest
quality revenue available
• Peer-leading performance metrics
• Price leadership
• Most efficient provider
• Capital allocation
• Apply capital to highest margin
opportunities
• R&D spend based on line of sight to return
on investment
• Value creating M&A opportunities
Aligning business focus and investor returns

Agilysys, Inc. (Nasdaq: AGYS) Agilysys, Inc. (Nasdaq: AGYS) Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2012 Unaudited Third-Quarter Results February 9, 2012 10

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2011 2010 2011 2010
Net loss from continuing operations (5,774) $       (2,290) $         (16,208) $     (15,498) $
Plus:
    Interest expense, net (a) 56                   164                 315                426
    Income tax (benefit) expense (1,353)           (2,947)            (6,209)           505
    Depreciation and amortization expense 3,764            2,463             10,003          7,669
    Other expenses (income), net 22                   (321)                293                (2,281)
Adjusted EBITDA (b) (3,285) $       (2,931) $         (11,806) $     (9,179) $
Restructuring charges 3,238            3                     7,954            406
Impact from revision to prior period financial statements -                 (140)                1,127            (79)
Asset impairment expense -                 -                  -                 59
Adjusted EBITDA excluding charges and one-time items (47) $             (3,068) $         (2,725) $       (8,793) $
(a) Interest expense excludes amortization of deferred financing fees totaling $0 and $131 for the three months ended December 31, 2011 and 2010, respectively, and $568 and $393 for the nine months ended
      December 31, 2011 and 2010, respectively.
(b) Non-GAAP financial measure
(In thousands)
Three Months Ended
December 31,
Nine Months Ended
December 31,
Reconciliation of loss from continuing operations to
adjusted EBITDA excluding charges